Registration No. 333-

As filed with the Securities and Exchange Commission on July 3, 2014

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

______________

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO.

☐ POST-EFFECTIVE AMENDMENT NO.

JOHN HANCOCK INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

601 Congress Street
Boston, Massachusetts 02210
(Address of Principal Executive Offices)

617-663-3000
(Registrant’s Area Code and Telephone Number)

John J. Danello, Esq.
John Hancock Investment Trust
601 Congress Street
Boston, Massachusetts 02210
(Name and Address of Agent for Service)

Copies to:

Mark P. Goshko, Esq.
K&L Gates LLP
One Lincoln Street
Boston, Massachusetts 02111

Title of securities being registered: shares of beneficial interest (no par value) of the Registrant.

Approximate date of proposed public offering: as soon as practicable after this Registration Statement becomes effective.

No filing fee is required because an indefinite number of shares of the Registrant have previously been registered pursuant to Section 24(f) under the Investment Company Act of 1940.

It is proposed that this filing become effective on August 4, 2014 pursuant to Rule 488.

  JOHN HANCOCK INVESTMENT TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Notice of Special Meeting to Shareholders

Part A — Proxy Statement/Prospectus

Part B — Statement of Additional Information

Part C — Other Information

Signature Page

Exhibits

[Robeco Logo]

Dear Shareholder:

I am writing to ask for your support for an important opportunity involving your investment in Robeco Boston Partners International Equity Fund (the “Robeco Fund”), a series of The RBB Fund, Inc.

Robeco Investment Management, Inc. (“Robeco”) has entered into an agreement with John Hancock Advisers, LLC (“JHA”) that proposes to reorganize the Robeco Fund into a new mutual fund with the same investment objective, policies and restrictions, but offered and managed through the John Hancock organization. The name of the new fund is John Hancock Disciplined Value International Fund, a newly organized series of John Hancock Investment Trust (the “New Fund”).

After the reorganization, or “fund adoption” as it is sometimes called, JHA would be the investment advisor to the New Fund and Robeco would serve as the subadvisor with responsibility for the investment and reinvestment of the New Fund’s assets, subject to JHA oversight, using the same investment strategy that Robeco currently uses for the Robeco Fund. JHA or its affiliates will assist in all other operations of the New Fund, including the distribution of New Fund shares and provision of transfer agency and administrative services. The New Fund’s principal investment strategies and principal risks are the same as those of the Robeco Fund and are explained in detail in the enclosed proxy materials.

Robeco’s Motivation for Agreeing to the Fund Adoption

John Hancock’s overall distribution strategy and capabilities extend to both institutional and retail investors, with an especially strong emphasis on and success through retail distribution channels (such as individual investors and broker-dealers). Robeco expects that John Hancock’s robust retail distribution franchise may offer a better chance of introducing investors to the international management capability of Robeco than if Robeco continued on its current path with the Robeco Fund. In short, Robeco views the proposed adoption transaction as potentially beneficial to Robeco, to John Hancock, and, most importantly, to the shareholders of the Robeco Fund.

The Reorganization Offers You Potential Advantages

Here are the most important advantages we see:

You will become a shareholder in a newly created fund that will benefit from the experience of John Hancock in the distribution of mutual funds through a broader range of channels than currently available to the Robeco Fund, with a greater potential to increase asset size and achieve important potential long-term economies of scale. (John Hancock has adopted several other mutual funds and most have grown considerably over their original size.)

In addition, assuming the New Fund realizes its potential for growth, certain administrative costs would be spread across the New Fund’s larger asset base, which could increase its overall efficiency, with the potential to lower costs further.

Moreover, as a shareholder of the New Fund, you will have access to the additional investment options and shareholder services offered by the John Hancock family of funds, while pursuing the same investment goals with Robeco as the subadvisor of the New Fund.

As explained in more detail later in these materials, holders of Institutional Class shares of the Robeco Fund will receive Class R6 shares of the New Fund. JHA has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the New Fund, including transfer agency fees and service fees, blue-sky fees, and printing and postage fees to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares (the “Class Expense Waiver”). The Class Expense Waiver expires on February 29, 2016, unless renewed by mutual agreement of JHA and the New Fund based upon a determination that this is appropriate under the circumstances at that time. Further, to the extent that “Expenses” of the New Fund exceed 0.95% of average annual net assets (on an annualized basis) of the New Fund, (the “Fund Expense Limitation”), JHA contractually agrees to reduce its management fee or, if necessary, make payment to the New Fund in an amount equal to the amount by which “Expenses” of the New Fund exceed the Fund Expense Limitation. “Expenses” means all fund-level operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the New Fund’s business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, and (g) short dividend expense. The Fund Expense Limitation expires on February 29, 2016, unless renewed by mutual agreement of JHA and the New Fund based upon a determination that this is appropriate under the circumstances at that time. Further, to the extent that the New Fund’s assets grow after the closing of the reorganization, the estimated total annual operating expenses of the New Fund’s Class R6 shares (before waivers and reimbursements) could potentially decline further below the current total annual operating expenses of the Robeco Fund’s Institutional Class shares.

The New Fund’s adoption of the Robeco Fund is expected to have no negative tax impact on shareholders.

What Will Not Change as a Result of the Proposed Transaction

Robeco will remain an independent investment advisor and will continue to serve in such capacity for its own funds, the Robeco Funds, which are also separate series of The RBB Fund, Inc. (As of May 30, 2014, the combined total assets of the Robeco Funds were $13.79 million.) None of the other Robeco Funds are directly affected by this transaction.

We Need Your Vote of Approval.

After careful consideration and for the reasons described in these materials, the Directors of The RBB Fund, Inc. have unanimously approved the reorganization of the Robeco Fund into the New Fund, and shareholder approval is required to complete the transaction. The enclosed combined proxy statement and prospectus contains a further explanation and important details about the reorganization, which I strongly encourage you to read before voting. Please note that if timely approved by the shareholders, the reorganization is scheduled to take place at the close of business on or about September 26, 2014.

Your Vote Matters!

You are being asked to approve these changes. No matter how large or small your fund holdings, your vote is extremely important. After you review the proxy materials, please submit your vote promptly to help us avoid the need for additional mailings. For your convenience, you may vote in any one of three ways: via telephone by calling the number listed on your proxy card; via mail by returning the enclosed proxy card; or via the Internet site listed on the proxy card. Please have your proxy card available when calling to vote by telephone or when using the Internet voting site.

I am confident that the proposed change will help Robeco better serve all of the Robeco Fund’s shareholders.

If you have questions, please call 800-224-6312 between 9:00 a.m. and 10:00 p.m. (Eastern Time) Monday through Friday. I thank you for your time and your prompt vote on this matter.

Sincerely

/s/ Salvatore Faia

Salvatore Faia

President and Chief Compliance Officer
The RBB Fund, Inc.

Robeco Boston Partners International Equity Fund

(the “Robeco Fund”)

a series of The RBB Fund, Inc.

103 Bellevue Parkway

Wilmington, Delaware 19809

Notice of Special Meeting of Shareholders

Scheduled for September 17, 2014

This is the formal agenda for the Robeco Fund’s shareholder meeting. It describes what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of the Robeco Fund:

A shareholder meeting of the Robeco Fund will be held at the offices of The RBB Fund, Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809, on September 17, 2014, at 5:00 p.m., Eastern Time, to consider the following:

1.	A proposal to approve an Agreement and Plan of Reorganization between The RBB Fund, Inc. on behalf of the Robeco Fund and John Hancock Disciplined Value International Fund, a new series of John Hancock Investment Trust (the “Acquiring Fund”). Under this agreement, the Robeco Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying proxy statement and prospectus, proportionately to you and the other shareholders of the Robeco Fund, in redemption of and in exchange for the shares of the Robeco Fund. The Acquiring Fund would also assume all of the Robeco Fund’s known liabilities. The Board of Directors of The RBB Fund, Inc. recommends that you vote FOR this proposal.

2.	Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on July 15, 2014, are entitled to vote at the meeting and any related adjournments or postponements and follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, additional shareholder solicitation may be required.

By order of the Board of Directors,

/s/ Diane Drake
Diane Drake
Secretary

Wilmington, Delaware

August [___], 2014

PROXY STATEMENT of Robeco Boston Partners International Equity Fund (the “Acquired Fund”) a series of The RBB Fund, Inc. (the “Company”)

PROSPECTUS for John Hancock Disciplined Value International Fund (the “Acquiring Fund”) a series of John Hancock Investment Trust (the “Trust”)

The address of the Acquired Fund is 103 Bellevue Parkway, Wilmington, Delaware 19809, and the address of the Acquiring Fund is 601 Congress Street, Boston, Massachusetts 02210. The Acquired Fund and the Acquiring Fund are together referred to as the “Funds.”

* * * * * *

This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganization. Please read it carefully and retain it for future reference.

	Acquired Fund	Acquiring Fund	Shareholders Entitled to Vote

Proposal	Robeco Boston Partners International Equity Fund	John Hancock Disciplined Value International Fund	Robeco Boston Partners International Equity Fund Shareholders of Record as of July 15, 2014

How the Reorganization Will Work

▪	The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund’s known liabilities.

▪	The Acquiring Fund will be managed by the same portfolio managers as the Acquired Fund, using the same investment strategies and portfolio management techniques.

▪	The Acquiring Fund will issue Class R6 shares to the Acquired Fund in an amount equal to the value of the Acquired Fund’s net assets attributable to its Institutional Class shares. These shares will be distributed to the Acquired Fund’s Institutional Class shareholders in proportion to their holdings on the reorganization date.

▪	The Acquired Fund will be terminated, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, and this transaction will be a tax-free event for you.

▪	For federal income tax purposes, the reorganization is intended not to result in income, gain or loss being recognized by the Acquired Fund, the Acquiring Fund or the shareholders of the Acquired Fund.

Rationale for the Reorganization

The reorganization is intended to reorganize the Acquired Fund into a newly organized international fund advised by the Acquiring Fund’s advisor, John Hancock Advisers, LLC (“JHA”), and subadvised by the Acquired Fund’s advisor, Robeco Investment Management, Inc. (“Robeco”). Like the Acquired Fund, the Acquiring Fund seeks long-term capital growth and each Fund utilizes the same principal investment strategies.

Immediately following the reorganization of the Acquired Fund into the Acquiring Fund, as a result of a contractual limitation of expenses agreed to by JHA, the maximum net annual operating expenses of Class R6 shares of the Acquiring Fund are expected to be the same as the current annual net operating expenses of the Acquired Fund’s Institutional Class shares until February 29, 2016. In addition, the Acquiring Fund may potentially realize lower long-term per-share expenses resulting from economies of scale if the Acquiring Fund’s assets grow.

Management of the Acquired Fund believes that the Acquiring Fund will be in a better position to grow assets than the Acquired Fund would be as currently constituted. The Acquiring Fund is expected to benefit from the experience of the John Hancock fund complex in the distribution of mutual funds through a broader range of distribution channels and additional share classes than currently available to the Acquired Fund. The Acquiring Fund may be better positioned in the market to increase asset size and achieve additional economies of scale, which may enable the Acquiring Fund to benefit from the ability to achieve better net prices on securities trades and spread fixed expenses in a manner that may contribute to achieving a lower expense ratio in the long-term than the Acquired Fund would be expected to achieve as currently constituted.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Where to Get More Information

▪ The Class R6 prospectus of the Acquiring Fund dated June 26, 2014	This prospectus, which is included in the same envelope as this proxy statement and prospectus, is incorporated by reference into (and therefore legally part of) this proxy statement and prospectus.

▪  The prospectus of the Acquired Fund dated December 31, 2013, as revised May 28, 2014

▪  The annual report of the Acquired Fund dated August 31, 2013

▪  The semiannual report of the Acquired Fund dated February 28, 2014

▪  The statement of additional information (“SAI”) dated August 4, 2014, that relates to this proxy statement and prospectus and the reorganization, and contains additional information about the Acquired Fund and the Acquiring Fund

▪  The SAI of the Acquired Fund dated December 31, 2013

▪  The SAI of the Acquiring Fund dated June 26, 2014

These documents and additional information about the Funds are on file with the SEC.

Acquired Fund documents and additional information about that Fund are available at no charge by writing to that Fund or by calling, toll-free: 800-224-6312, Monday through Friday, from 8:00 a.m. to 6:00 p.m. (Eastern Time).

Acquiring Fund documents and additional information about that Fund are available at no charge by writing to that Fund or by calling, toll-free: 888-972-8696.

These documents are incorporated by reference into (and therefore legally part of) this proxy statement and prospectus.

To ask questions about this proxy statement and prospectus, call our toll-free telephone number: 800-224-6312.

The date of this proxy statement and prospectus is August 4, 2014.

TABLE OF CONTENTS

INTRODUCTION	1
DESCRIPTION OF THE PROPOSAL	1
SUMMARY COMPARISONS OF THE FUNDS	1
PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION	16
ACQUIRED FUND PAST PERFORMANCE	18
FURTHER INFORMATION ON THE REORGANIZATION	20
CAPITALIZATION	21
ADDITIONAL INFORMATION ABOUT THE FUNDS	22
BOARD EVALUATION AND RECOMMENDATION	22
CONFLICTS OF INTEREST	22
VOTING RIGHTS AND REQUIRED VOTE	23
INFORMATION CONCERNING THE MEETING	23
OWNERSHIP OF SHARES OF THE FUNDS	26
EXPERTS	26
AVAILABLE INFORMATION	26
EXHIBIT A — FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1

INTRODUCTION

This proxy statement and prospectus is being used by the Board of Directors of the Company (the “Company Board”) to solicit proxies to be voted at a special meeting of the Acquired Fund’s shareholders. This meeting will be held at 103 Bellevue Parkway, Wilmington, Delaware 19809, on September 17, 2014, at 5:00 p.m., Eastern Time. The purpose of the meeting is to consider the proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”). This proxy statement and prospectus is being mailed to the Acquired Fund’s shareholders on or about August 4, 2014.

The proxy statement and prospectus includes information that is specific to this proposal, including summary comparisons. You should read the entire proxy statement and prospectus carefully, including Exhibit A, which contains the form of Agreement, and the enclosed prospectus of the Acquiring Fund, and the Acquired Fund’s annual and semiannual reports, because they contain details that are not in the summary.

Who is Eligible to Vote?

Shareholders of record on July 15, 2014, are entitled to attend and vote at the meeting or any adjourned or postponed meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

DESCRIPTION OF THE PROPOSAL

Approval of Agreement and Plan of Reorganization Between

the Acquired Fund and the Acquiring Fund

A proposal to approve an Agreement and Plan of Reorganization between the Acquired Fund and the Acquiring Fund. Under this Agreement, the Acquired Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. These shares would be distributed proportionately to the shareholders of the Acquired Fund. The Acquiring Fund would also assume the Acquired Fund’s known liabilities. The Company Board recommends that shareholders vote FOR this proposal.

SUMMARY COMPARISONS OF THE FUNDS

Comparison of the Funds’ Organization, Investment Objectives, Strategies and Policies

	Acquired Fund	Acquiring Fund
Business	The Acquired Fund is a non-diversified series of the Company, an open-end management investment company organized as a Maryland corporation.	The Acquiring Fund is a non-diversified series of the Trust, an open-end management investment company organized as a Massachusetts business trust.
Net assets as of May 30, 2014	Approximately $13.79 million	None
Investment advisor	Robeco	JHA

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	Acquired Fund	Acquiring Fund
Subadvisor	None	Robeco
Portfolio managers

Joseph F. Feeney, Jr., CFA

•   Co-Chief Executive Officer and Chief Investment Officer—Equities, Robeco, since 1995

•   Co-Portfolio Manager of the Acquired Fund since inception

Christopher K. Hart

•   Equity Portfolio Manager, Robeco, since 2008

•   Co-Portfolio Manager of the Acquired Fund since inception

Joshua Jones

•   Associate Portfolio Manager, Robeco, since 2006

•   Associate Portfolio Manager of the Acquired Fund since June 2013

Investment objective	Each Fund seeks long-term capital growth.

Principal investment strategies

Each Fund has the same principal investment strategies:

Each Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a non-diversified portfolio of equity and equity-related securities issued by non-U.S. companies of any capitalization size. Each Fund may invest in all types of equity and equity-related securities, including, without limitation, exchange-traded and over-the-counter common and preferred stocks, warrants, options, rights, convertible securities, sponsored and unsponsored depositary receipts and shares, trust certificates, participatory notes, limited partnership interests, shares of other investment companies (including exchange-traded funds (“ETFs”)), real estate investment trusts (REITs) and equity participations. Each Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer.

Each Fund defines non-U.S. companies as companies: (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits, from businesses, investments or sales outside of the United States. Each Fund principally will be invested in issuers located in countries with developed securities markets, but may also invest in issuers located in emerging markets.

Each Fund may invest in securities denominated in the currencies of a variety of developed, emerging and frontier market countries.

Each Fund generally invests in the equity securities of issuers believed by Robeco to be undervalued in the marketplace, focusing on issuers that combine attractive valuations with catalysts for change. Robeco applies a bottom-up stock selection process (i.e., one that focuses primarily on issuer-specific factors) in managing the applicable Fund, using a combination of fundamental and quantitative analysis. In selecting investments for each Fund, Robeco considers various factors, such as price-to-book value, price-to-sales and earnings ratios, dividend yields, strength of management, and cash flow to identify securities that are trading at a price that appears to be lower than the issuer’s inherent value.

Each Fund may (but is not required to) invest in derivatives, including put and call options, futures, forward contracts and swaps, in lieu of investing directly in a security, currency or instrument, for hedging and non-hedging purposes, including reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

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Each Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

Each Fund may participate as a purchaser in initial public offerings of securities (IPOs). Each Fund may also seek to increase its income by lending portfolio securities.

Robeco will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which Robeco constantly monitors and adjusts as appropriate.

Each Fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.

Temporary defensive investments

Each Fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the Fund in the event Robeco determines that market, economic, political, or other conditions warrant a defensive posture.

To the extent that a Fund is in a defensive position, its ability to achieve its investment objective will be limited.

As the above table indicates, both Funds have identical investment objectives and policies.

Comparison of the Funds’ Classes of Shares

The following table compares the expense structures of the Acquired Fund’s Institutional Class shares and the Acquiring Fund’s Class R6 shares.

Acquired Fund’s Institutional Class Shares	Acquiring Fund’s Class R6 Shares

▪ Institutional Class shares are offered without front-end sales loads or contingent deferred sales charges (“CDSCs”).	▪ Class R6 shares are offered without front-end sales loads or CDSCs.

▪   Institutional Class shares are not subject to any distribution and service (“Rule 12b-1”) fees.

▪   An exchange of Institutional Class shares held for less than 60 days (with the exception of shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to an exchange fee of 1.00%.

▪ Class R6 shares are not subject to any distribution and service Rule 12b-1 fees.

Comparison of Maryland Corporations and Massachusetts Business Trusts

The Company, of which the Acquired Fund is a series, is organized as a Maryland corporation, while the Trust, of which the Acquiring Fund is a series, is organized as a Massachusetts business trust. While there are differences between the two forms of organization, the differences relate to the corporate structure of the Funds and do not affect the Funds’ investment operations. To the extent that the two states differ in their treatment of shareholder and board liability, these differences are generally addressed in a fund’s organizational documents and/or its agreements. The following table summarizes the key differences between these two organizational systems.

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Issue	Maryland Corporation	Massachusetts Business Trust
Shareholder liability	Limited by statute.	Remote possibility of shareholder liability that must be disclosed in the fund’s SAI. Limited by the fund’s declaration of trust (for the Trust, the “Declaration”) and contractual provisions.
Director/Trustee liability	As permitted under laws of either state, director/trustee liability is limited by the organizational document and/or contractual provisions.
Annual shareholder meetings	Neither state has a statutory requirement to hold annual shareholder meetings, except that Maryland requires an annual meeting when an election of directors is required.
Shareholder approval of certain actions[1]	Required for: • Mergers or consolidations; • Changing domicile; • Amending articles of incorporation; and • Dissolving the corporation.	No statutory requirement, only if required by declaration of trust (including actions to amend declaration of trust). The Declaration provides that shareholders have the power to vote for certain actions, such as amending the Declaration, electing trustees, and as required under the 1940 Act or as deemed necessary by the Trustees.
Number of authorized shares	Articles of incorporation must provide for a definite number of shares to be issued, which may be amended by the board without shareholder approval.	Unlimited.
Treatment of multiple classes/series	Statute specifically recognizes separation of classes. Board authorized by statute to classify or reclassify unissued stock.	Subject to provisions in declaration of trust. The Declaration specifically provides for multiple series and classes.
Development of controlling law[2]	Corporate law is well-developed, providing clear guidelines as to the rights and obligations of funds organized as Maryland corporations.	Law is not as well-developed and often subject to interpretation. Massachusetts corporation law is often used as an analogy.
State income taxation	With some exceptions, same treatment as under federal tax laws, i.e., none if the fund meets certain requirements.	None.
Franchise taxes	None.	None.

1	Please note that the Investment Company Act of 1940 Act, as amended (the “1940 Act”), requires shareholder approval of certain actions regardless of a fund’s state of organization. For example, Rule 17a-8 under the 1940 Act generally requires shareholder approval of mergers between affiliated funds.

2	Please note that the Funds must comply with the 1940 Act and other federal securities laws. As a result, many disputes that arise in the course of a Fund’s operations are addressed under federal, rather than state, law.

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Comparison of Buying, Selling and Exchanging Shares

	Acquired Fund	Acquiring Fund
Buying shares	Investors may buy shares at their public offering price through a financial representative or the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”).	Investors may buy shares at their public offering price through a financial representative or the Fund’s transfer agent, John Hancock Signature Services, Inc. (“Signature Services”).
Minimum initial investment	The minimum initial investment for Institutional Class shares of the Fund is $100,000. Additional investments of at least $5,000 may be made at any time. The minimum investment requirements may occasionally be waived or lowered by the Fund.	The minimum initial investment for Class R6 shares is $1 million. The minimum initial investment requirement may be waived, in the Fund’s sole discretion, for certain investors.
Exchanging Shares	Shareholders may exchange their shares of one fund offered in the fund family for shares of the same class of any other fund, in the case of the Acquiring Fund, generally without paying any additional sales charges. The registration for both accounts involved must be identical. An exchange of shares of the Acquired Fund held for less than 60 days (with the exception of shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to an exchange fee of 1.00%.
Selling shares	Shareholders may sell their shares by submitting a proper written, telephone or Internet request to the transfer agent. In certain circumstances, the request must be in writing. Shares of the Acquired Fund held for less than 60 days (with the exception of shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to a 1.00% redemption fee.
Net asset value	All purchases, exchanges and sales are made at a price based on the next net asset value per share (“NAV”) of a class of the Fund, to be calculated after the transfer agent receives your request in good order. The NAV for each class of the Fund is determined at the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m. Eastern Time. When closing market prices or market quotations are not readily available or are considered by the advisor to be unreliable, the Fund may use a security’s fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with pre-approved procedures under the ultimate supervision of the Fund’s Board of Directors or Trustees, as applicable.

Comparison of Expenses

Shareholders of both Funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from the Fund’s assets and, therefore, are paid by shareholders indirectly. Future expenses for all share classes may be greater or less than those shown in the following tables.

As the tables below indicate, the maximum hypothetical pro forma net annual operating expenses of the Acquiring Fund’s Class R6 shares after the Reorganization are expected to be the same as the net annual operating expenses of the Acquired Fund’s Institutional Class shares. In addition, based on the Acquired Fund’s assets as of February 28, 2014, the estimated total annual operating expenses of Class R6 shares of the Acquiring Fund (before waivers and reimbursements) are lower than the current total annual operating expenses of the Institutional Class shares of the Acquired Fund. Further, to the extent that the Acquiring Fund’s assets grow after the closing of the Reorganization, the estimated total annual operating expenses of the Acquiring Fund’s Class R6 shares (before waivers and reimbursements) could potentially decline further below the current total annual operating expenses of the Acquired Fund’s Institutional Class shares.

At an annual rate of 0.90% of average daily net assets, the management fee for the Acquiring Fund for the first $250 million in assets is the same as the management fee for the Acquired Fund at all asset levels.

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Moreover, since, due to a contractual breakpoint, the effective management fee rate for the Acquiring Fund decreases when the Fund exceeds $250 million in average daily net assets, the Acquiring Fund’s management fees will be lower than those of the Acquired Fund at asset levels above $250 million.

The maximum annual net operating expenses of the Acquiring Fund’s Class R6 shares will be the same as the annual net operating expenses of the Acquired Fund’s Institutional Class shares until February 29, 2016 due to contractual expense limitations agreed to by JHA.

The Funds’ Expenses

The following expense tables briefly describe the fees and the expenses that holders of the Acquired Fund’s Institutional Class shares, and the Acquiring Fund’s Class R6 shares, may pay if they buy and hold shares of each respective Fund, and are based on expenses paid by Institutional Class shares of the Acquired Fund for the twelve-month period ended February 28, 2014 (the end of the Acquired Fund’s most recent fiscal six-month period) and estimated expenses of the Acquiring Fund for the same period. The tables also show the pro forma expenses of the Acquiring Fund assuming the Reorganization with the Acquired Fund had occurred at the beginning of the twelve-month period ended February 28, 2014, i.e., on March 1, 2013. The Acquiring Fund’s actual expenses after the Reorganization may be greater or less than those shown.

	Acquired Fund Institutional Class		Acquiring Fund Class R6		John Hancock Disciplined Value International Fund (Pro Forma, Assuming Reorganization with Acquired Fund) Class R6
Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.90		0.90		0.90
Distribution and service (Rule 12b-1) fees	None		None		None
Other expenses	1.94		1.05		1.05
Total annual fund operating expenses	2.84		1.95		1.95
Contractual expense reimbursement	‒1.89	(1)	‒1.00	(2)(3)	‒1.00	(2)(3)
Total annual fund operating expenses after expense reimbursements	0.95		0.95		0.95

(1)	Robeco has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Acquired Fund’s Institutional Class shares exceeds 0.95% of the average daily net assets attributable to the Fund’s Institutional Class shares. If the Acquired Fund incurs any of the expenses excluded from the contractual limitation, the Fund’s Net annual operating expenses will exceed 0.95%, by the amount of those excluded expenses. This contractual limitation is in effect until December 31, 2014 and may not be terminated without the approval of the Company Board. If at any time during the first three years the Acquired Fund’s Advisory Agreement with Robeco is in effect, the Fund’s Total annual fund operating expenses for that year are less than 0.95%, Robeco is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by Robeco to the Fund during such three-year period.

(2)	To the extent that expenses of the fund exceed 0.95% of average annual net assets (on an annualized basis) of the fund (Fund Expense Limitation), JHA contractually agrees to reduce its management fee or, if necessary, make payment to the Acquiring Fund in an amount equal to the amount by which expenses of the Acquiring Fund exceed the Acquiring Fund Expense Limitation. Expenses means all fund-level operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Acquiring Fund’s business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, and (g) short dividend expense. The Acquiring Fund

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Expense Limitation expires on February 29, 2016, unless renewed by mutual agreement of JHA and the Acquiring Fund based upon a determination that this is appropriate under the circumstances at that time.

(3)	JHA has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the Acquiring Fund, including transfer agency fees and service fees, blue-sky fees, and printing and postage fees, to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares (Class Expense Waiver). The Class Expense Waiver expires on February 29, 2016, unless renewed by mutual agreement of JHA and the Acquiring Fund based upon a determination that this is appropriate under the circumstances at that time.

Examples

The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods in the Acquired Fund and the Acquiring Fund, based on fees and expenses incurred by the Acquired Fund during the 12-month period ended February 28, 2014. The expense examples shown for the Acquiring Fund assume that the investor sells shares at the end of the period. Pro forma expenses of the Acquiring Fund assuming the Reorganization with the Acquired Fund had occurred at the beginning of the 12-month period, on March 1, 2013, also are included. Each example assumes that you reinvested all distributions, that the average annual return was 5% and that Fund expenses did not change over the period. The pro forma examples are for comparison purposes only and are not a representation of the Acquired Fund’s or Acquiring Fund’s actual expenses or returns, either past or future.

	Acquired Fund Institutional Class	Acquiring Fund Class R6	Acquiring Fund Class R6 (Pro Forma) (Assuming Reorganization with Acquired Fund)
1 year	$97	$97	$97
3 years	$701	$410	$410
5 years	$1,331	$854	$854
10 years	$3,030	$2,088	$2,088

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples above, affect each Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 87% of the average value of its portfolio. As the Acquiring Fund has not yet commenced operations, it has no portfolio turnover information to report.

Exchanging Shares

As described above, shareholders of either Fund may exchange their shares for shares of the same class of another fund offered by the respective fund complex.

For information regarding exchanging shares of the Acquiring Fund, call your financial representative or Signature Services at 888-972-8696.

Comparison of Advisory and Distribution Arrangements

The Acquired Fund’s and the Acquiring Fund’s advisory, expense limitation and distribution arrangements differ as set forth below.

Advisory Agreements

Indemnification. Under the Acquired Fund’s investment management agreement, the Acquired Fund agrees to indemnify the advisor against any and all losses, claims, damages, liabilities or expenses resulting

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from any claim, demand, action or suit not resulting from the willful misfeasance, bad faith, or gross negligence of the advisor. In addition to willful misfeasance, bad faith and gross negligence, the Acquiring Fund’s investment management contract does not provide for the indemnification of the advisor for losses resulting from the reckless disregard of the advisor.

Management Fees. Under each Fund’s advisory arrangements, the Fund pays the advisor a management fee stated as an annual percentage of the current value of the net assets of the Fund, and that rate is applied to the average daily net assets of the Fund. The current advisory fees for the each Fund are as follows:

Acquired Fund

Average daily net assets	Annual rate
All assets	0.90%

Acquiring Fund

Average daily net assets	Annual rate
First $250 million Excess over $250 million	0.900% 0.875%

JHA will pay subadvisory fees to Robeco from its own assets and not from the Acquiring Fund’s assets.

Expense Limitation Arrangements

Robeco has agreed to limit the annual operating expenses of the Acquired Fund’s Institutional Class shares to 0.95% of the average daily net assets of the Fund’s Institutional Class shares (excluding acquired fund fees and expenses and short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) until December 31, 2014. Only the Company Board may terminate the waiver prior to December 31, 2014. Robeco may discontinue this arrangement at any time after December 31, 2014.

As explained in more detail later in these materials, holders of Institutional Class shares of the Acquired Fund will receive Class R6 shares of the Acquiring Fund. JHA has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the Acquiring Fund, including transfer agency fees and service fees, blue-sky fees, and printing and postage fees, to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares (the “Class Expense Waiver”). The Class Expense Waiver expires on February 29, 2016, unless renewed by mutual agreement of JHA and the Acquiring Fund based upon a determination that this is appropriate under the circumstances at that time. Further, to the extent that “Expenses” of the Acquiring Fund exceed 0.95% of average annual net assets (on an annualized basis) of the Acquiring Fund, (the “Fund Expense Limitation”), JHA contractually agrees to reduce its management fee or, if necessary, make payment to the Acquiring Fund in an amount equal to the amount by which “Expenses” of the Acquiring Fund exceed the Fund Expense Limitation. “Expenses” means all fund-level operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Acquiring Fund’s business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, and (g) short dividend expense. The Fund Expense Limitation expires on February 29, 2016, unless renewed by mutual agreement of JHA and the Acquiring Fund based upon a determination that this is appropriate under the circumstances at that time. Further, to the extent that the Acquiring Fund’s assets grow after the closing of the reorganization, the estimated total annual operating expenses of the Acquiring Fund’s Class R6 shares (before waivers and reimbursements) could potentially decline further below the current total annual operating expenses of the Acquired Fund’s Institutional Class shares.

Distribution Arrangements

Neither the Acquired Fund’s Institutional Class shares nor the Acquiring Fund’s Class R6 shares have any Rule 12b-1 fees.

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Fund Performance

Past performance records of the Acquired Fund through December 31, 2013, including: (1) calendar year total returns (without sales charges); and (2) average annual total returns (including imposition of sales charges), are set forth under “Acquired Fund Past Performance” beginning on page 18 of this proxy statement and prospectus. The Acquiring Fund has not yet commenced operations and, therefore, has no performance information to report.

Comparison of Investment Risks

The Funds are exposed to various risks that could cause shareholders to lose money on their investments in the Funds. The following summarizes the principal risks affecting each Fund. The investment risks are identical for each Fund.

Active management risk

A fund that relies on the manager’s ability to pursue the fund’s investment objective is subject to active management risk. The manager will apply investment techniques and risk analyses in making investment decisions for a fund and there can be no guarantee that these will produce the desired results. A fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a fund may buy securities not included in its benchmark or hold securities in very different proportions from its benchmark. To the extent a fund invests in those securities, its performance depends on the ability of the manager to choose securities that perform better than securities that are included in the benchmark.

Convertible securities risk

Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of common stock of the issuing company, particularly when that stock price is greater than the convertible security’s conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, convertible securities generally entail less risk than its common stock.

Credit and counterparty risk

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic, or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional

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appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, Robeco may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While Robeco intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Economic and market events risk

Events in the financials sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government’s placement of Fannie Mae and Freddie Mac under conservatorship; the bankruptcy filings of Lehman Brothers, Chrysler, and General Motors; the sale of Merrill Lynch to Bank of America; the U.S. government support of American International Group and Citigroup; the sale of Wachovia to Wells Fargo; reports of credit and liquidity issues involving certain money market mutual funds; emergency measures by the U.S. and foreign governments banning short-selling; measures to address U.S. federal and state budget deficits; debt crises in the eurozone; and S&P’s downgrade of U.S. long-term sovereign debt. Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

In addition to the unprecedented volatility in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market volatility may have an adverse effect on a fund.

Recent political turmoil within the United States and abroad may also impact a fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from a fund’s performance.

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Uncertainty surrounding the sovereign debt of a number of European Union countries and the viability of the European Union have disrupted and may continue to disrupt markets in the United States and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

Each fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects each fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the subadvisor believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. A fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by Robeco to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by Robeco investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

Exchange-traded funds (ETFs) risk

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees that increase their costs. An ETF has its own fees and expenses, which are indirectly borne by the fund.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, for lesser-developed countries, nationalization, expropriation, or confiscatory taxation; adverse changes in investment or

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exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, or other confiscation, the fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund's currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Emerging-market risk. Funds that invest a significant portion of their assets in the securities of issuers based in countries with emerging market economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include: high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers.

Frontier-market risk. Frontier-market countries generally have smaller economies and less-developed capital markets or legal, regulatory, and political systems than traditional emerging-market countries. As a result, the risks of investing in emerging-market countries are magnified in frontier-market countries. Potential circumstances that may result in magnified risks in frontier-market countries include: (i) extreme price volatility and illiquidity; (ii) government ownership or control of parts of the private sector or other protectionist measures; (iii) large currency fluctuations; (iv) limited investment opportunities; and (v) inadequate investor protections and regulatory enforcement. In certain frontier-market countries, fraud and corruption may be more prevalent than in developed-market countries.

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Hedging, derivatives, and other strategic transactions risk

The ability of a fund to utilize hedging, derivatives, and other strategic transactions successfully will depend in part on Robeco’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if Robeco only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While Robeco intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets,

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rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. A fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a subadvisor may determine not to use derivatives to hedge or otherwise reduce risk exposure.

A detailed discussion of various hedging and other strategic transactions appears on page 37 of the Acquiring Fund’s SAI. The following is a list of certain derivatives and other strategic transactions which each fund intends to utilize and the main risks associated with each of them:

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

Initial public offerings (IPOs) risk

Each fund may invest a portion of its assets in shares of IPOs. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance will likely decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investing, particularly as the fund’s asset base grows. IPO shares are frequently volatile in price due to the absence of a prior public market, the small number of shares available for trading, and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Investment company securities risk

A fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities. See “Risk Factors—Investment Company Securities” on page 30 of the Acquiring Fund’s SAI for further information regarding investments in other investment companies.

Issuer risk

An issuer of a security purchased by a fund may perform poorly and, therefore, the value of its stocks and bonds may decline and the issuer may default on its obligations. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

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Large company risk

Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. For purposes of a fund’s investment policies, the market capitalization of a company is based on its capitalization at the time a fund purchases the company’s securities. Market capitalizations of companies change over time. A fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

Liquidity risk

A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous market price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.

Medium and smaller company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of a fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

Non-diversified risk

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. The funds are not diversified within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market, and other risks associated with a non-diversified fund’s investment strategies or techniques may be more pronounced than for funds that are diversified.

Preferred stock risk

The fund may invest in preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

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Real estate investment trust (REIT) risk

REITs are subject to risks associated with the ownership of real estate. Some REITs experience market risk due to investment in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements impacting the REITs’ ability to qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. REITs also are subject to physical risks to real property, including weather, natural disasters, terrorist attacks, war, or other events that destroy real property.

REITs include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the Code), or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even many of the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole.

Warrants risk

Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve the Agreement, a form of which is attached to this proxy statement as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under “Further Information on the Reorganization.” The Agreement provides for the Reorganization on the following terms:

The Reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on September 26, 2014, but may occur on any later date before September 26, 2015. The Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume all of the Acquired Fund’s known liabilities. The net asset value of both Funds will be computed as of 4:00 p.m., Eastern Time, on the Closing Date.

The Acquiring Fund will issue Class R6 shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Institutional Class shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Institutional Class shareholders of record of the Acquired Fund (in redemption of their Acquired Fund shares) in proportion to their

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holdings on the Closing Date. As a result, Institutional Class shareholders of the Acquired Fund will become Class R6 shareholders of the Acquiring Fund.

After the Acquiring Fund’s shares are issued, the Acquired Fund will cease operations and be terminated.

Reasons for the Proposed Reorganization

The Company Board believes that the proposed Reorganization can be advantageous to the shareholders of the Acquired Fund for several reasons. The Company Board met in-person on May 13, 2014, and (with the advice and assistance of independent legal counsel) considered the following matters, among others and in no order of priority, in approving the proposal.

First, the investment objective and investment strategies and policies of the Acquiring Fund are the same as those of the Acquired Fund.

Second, shareholders of the Acquired Fund will experience continuity in portfolio management because Robeco, the investment advisor to the Acquired Fund, will continue to manage the investment and reinvestment of the Acquiring Fund’s assets on a day-to-day basis as subadvisor to the Acquiring Fund. JHA, as investment advisor to the Acquiring Fund, will oversee Robeco in accordance with the terms of the proposed subadvisory agreement. The Directors considered that Robeco would be fairly compensated as subadvisor, as this would serve to ensure the same level of portfolio management services to the Acquiring Fund that Robeco currently provides to the Acquired Fund.

Third, while Robeco will invest and reinvest the assets of the Acquiring Fund as its subadvisor, JHA will be responsible for the overall management of the Acquiring Fund’s operations. JHA, which also serves as investment advisor to a total of 13 other registered investment companies (including the Trust) and 10 closed-end funds, with a total of 233 series and approximately $120.2 billion in assets as of March 31, 2014, has broad experience and resources in managing investment companies. The Trust, which commenced operations in 1984, has experienced management and service providers.

Fourth, at an annual rate of 0.90% of average daily net assets, the management fee for the Acquiring Fund for the first $250 million in assets is the same as the management fee for the Acquired Fund at all asset levels. Moreover, since, due to a contractual breakpoint, the management fee rate for the Acquiring Fund decreases when the Fund exceeds $250 million in average daily net assets, the Acquiring Fund’s management fees will be lower than those of the Acquired Fund at asset levels above $250 million. JHA and its affiliates have significant potential for increasing the size of the Acquiring Fund because of JHA’s experience in the distribution of mutual funds through a broader range of distribution channels than currently available to the Acquired Fund. For example, the Acquiring Fund may offer additional classes that provide greater distribution capabilities than the Acquired Fund does. Over the long term, if this potential for a larger asset base is realized, the greater asset size of the Acquiring Fund may allow it, relative to the Acquired Fund and for a longer period, to potentially: (i) obtain better net prices on securities trades; and (ii) reduce long-term per-share expenses by spreading fixed costs over a larger asset base. There can be no assurance that such operating efficiencies or economies of scale will be achieved.

Fifth, JHA has agreed to limit the annual operating expenses of Class R6 shares of the Acquiring Fund to 0.95% until February 29, 2016. The long-term asset growth potential of the Acquiring Fund, resulting potential long-term economies of scale and other efficiencies in other expenses could result in lower overall expenses of the Acquiring Fund compared to those of the Acquired Fund. If the expense limitations for the Acquiring Fund are not continued beyond the stated period, however, the expenses of the Acquiring Fund could be higher than the expenses incurred by the Acquired Fund during the 12 months ended February 28, 2014, unless operating efficiencies or economies of scale fully offset any increased fees and expenses borne by the Acquiring Fund. There can be no assurance that such operating efficiencies or economies of scale will be achieved. The Board noted, however, that, based on the Acquired Fund’s assets as of February 28, 2014, the estimated total annual operating expenses of Class R6 shares of the Acquiring Fund (before waivers and reimbursements) were lower than the current total annual operating expenses of the Institutional Class shares of the Acquired Fund. The Board also considered that, based on anticipated asset growth after the closing of the Reorganization, the total annual operating expenses of the Acquiring Fund’s

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Class R6 shares (before waivers and reimbursements) are expected to be lower than the current total annual operating expenses of the Acquired Fund’s Institutional Class shares.

Sixth, the Reorganization is expected to be a tax-free reorganization for federal income tax purposes, meaning that no gain or loss will be recognized by the Acquired Fund or its shareholders as a result of the Reorganization.

Seventh, the costs of the Reorganization will not be borne by the Acquired Fund (JHA and Robeco will share those expenses).

The Company Board also reviewed the historical performance of the Acquired Fund and its benchmark, although no assurances may be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization. The Acquiring Fund will assume the financial and performance history of the Acquired Fund at the closing of the Reorganization. The Company Board considered how the shareholders of the other mutual funds advised by Robeco would perceive this transaction and the effect on their funds.

The Company Board recognizes that Robeco and JHA (as well as other John Hancock affiliates) will benefit from the Reorganization. Because the Acquiring Fund will be the accounting successor to the Acquired Fund and will assume the Acquired Fund’s performance record, JHA expects to be able to increase the Acquiring Fund’s assets at a faster rate than would otherwise be possible if it began offering a fund with the same investment objective, policies and restrictions, but with no historical performance record. That expected asset growth benefits JHA by increasing revenue from its management fees and accelerating the point at which management of the Acquiring Fund is profitable to JHA. As the subadvisor to the Acquiring Fund, Robeco similarly would benefit from increased assets. The Company Board realizes that, as a result, the additional financial benefits to Robeco may give it greater resources to manage mutual funds and other assets that may benefit the Acquired Fund as well as its other clients.

Certain potential conflicts of interest, including financial obligations of JHA to Robeco if the Reorganization is consummated, are discussed below under “Conflicts of Interest.” In approving the Reorganization and the Agreement, the Company Board, including the Directors who are not “interested persons” (as such term is defined in the 1940 Act) of either Fund in the Reorganization, Robeco, or JHA (the “Company Independent Directors”), was aware of and considered these potential conflicts of interest.

The Trustees of the Trust also have approved the Reorganization and the Agreement on behalf of the Acquiring Fund.

ACQUIRED FUND PAST PERFORMANCE

Set forth below is past performance information for the Acquired Fund, which may help provide an indication of the Acquiring Fund’s risk.

Performance information for the Acquiring Fund is not presented because it has not yet commenced operations. As accounting successor to the Acquired Fund, the Acquiring Fund will assume the Acquired Fund’s historical performance after the Reorganization. Performance information in the bar chart and table below illustrates the variability of the Acquired Fund’s returns and provides some indication of the risks of investing in the Acquired Fund (and if the Reorganization is effected, the Acquiring Fund) by showing changes in the Fund’s performance from year to year.

The table compares the average annual total returns of the Acquired Fund’s Institutional Class shares to those of the MSCI EAFE Index, a broad-based, unmanaged total return performance benchmark of internationally traded common stocks. For periods shown below, performance is the actual performance of the Institutional Class shares of the Acquired Fund and has not been adjusted to reflect the fees and expenses, including any Rule 12b-1 fees and/or sales charges, of the Class R6 shares of the Acquiring Fund. As a result, the performance shown below may be higher than if adjusted to reflect the fees and expenses, including any Rule 12b-1 fees and/or sales charges, of the Class R6 shares of the Acquiring Fund. All returns assume reinvestment of dividends and distributions.

Past performance (before and after taxes) does not indicate future results.

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Calendar Year Total Returns — Institutional Class Shares

Year-to-date total return for the three months ended March 31, 2014 was 0.68%.

Quarterly Returns

During the period shown in the above bar chart, the Acquired Fund’s highest quarterly return was 11.58% for the quarter ended September 30, 2013, and its lowest quarterly return was -6.39% for the quarter ended June 30, 2012.

Average Annual Total Returns for Periods Ended December 31, 2013

	1 Year	Since Inception (12-30-11)
Institutional Class before tax	29.85%	23.15%
Institutional Class after tax on distributions(1)	24.49%	20.21%
Institutional Class after tax on distributions, with sale(1)	17.64%	16.87%
MSCI EAFE Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	23.39%	21.34%

(1) After-tax returns are calculated using the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

FURTHER INFORMATION ON THE REORGANIZATION

Tax Status of the Reorganization

The Reorganization is intended not to result in income, gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund or the shareholders of the Acquired Fund and will not take place unless the Funds receive a satisfactory opinion from K&L Gates LLP, substantially to the effect that the Reorganization will be a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”).

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As a result, with respect to the Reorganization, for federal income tax purposes:

▪	The Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

▪	No gain or loss will be recognized by the Acquired Fund upon: (1) the transfer of all of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption of the liabilities of the Acquired Fund; or (2) the distribution by the Acquired Fund of the Acquiring Fund shares to the Acquired Fund’s shareholders;

▪	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s assets solely in exchange for the issuance of the Acquiring Fund shares to the Acquired Fund and the assumption of the Acquired Fund’s liabilities by the Acquiring Fund;

▪	The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately before the transfer;

▪	The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the Acquired Fund’s tax holding period for those assets;

▪	You will not recognize gain or loss upon the exchange of your shares of the Acquired Fund solely for the Acquiring Fund shares as part of the Reorganization;

▪	The aggregate tax basis of the Acquiring Fund shares received by you in the Reorganization will be the same as the aggregate tax basis of your shares of the Acquired Fund surrendered in exchange therefor;

▪	The tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the shares of the Acquired Fund that you surrender in the exchange, provided that the shares of the Acquired Fund were held by you as capital assets on the date of the exchange;

▪	The Acquiring Fund will succeed to and take into account the tax attributes of the Acquired Fund described in Section 381(c) of the Code; and

▪	The taxable year of the Acquired Fund will not end on the Closing Date but will instead continue as the taxable year of the Acquiring Fund.

In rendering such opinion, counsel shall rely upon, among other things, reasonable assumptions as well as representations of the Acquired Fund and the Acquiring Fund.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other tax laws.

Additional Terms of the Agreement and Plan of Reorganization

Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this proxy statement and prospectus are qualified in their entirety by Exhibit A, the Form of Agreement and Plan of Reorganization, in its entirety, that is proposed for the Reorganization.

Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 8).

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The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund’s performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 9).

The obligations of the Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Fund’s charter and by-laws. The Funds’ obligations are also subject to the receipt of a favorable opinion of K&L Gates LLP as to the federal income tax consequences of the Reorganization (see Agreement, paragraphs 8(e) and 9(f)).

Termination of Agreement. The Company Board or the Board of Trustees of the Trust (the “Trust Board”) may terminate the Agreement (even if the shareholders of the Acquired Fund have already approved it) at any time before the Reorganization, subject to certain conditions.

Expenses of the Reorganization. The Acquired Fund will not be required to pay the Reorganization costs incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the Reorganization occurs (those costs will be borne by JHA and Robeco according to an agreement between them).

CAPITALIZATION

With respect to the proposal, the following tables set forth the capitalization of the Acquired Fund as of August 31, 2013, the most recent fiscal year end of the Acquired Fund, and the pro forma combined capitalization of both Funds as if the Reorganization had occurred on that date. The Acquiring Fund will have no assets until the Closing Date, when it will assume the assets of the Acquired Fund.

	Acquired Fund	Acquiring Fund Pro forma
Net Assets (millions)	$11.1	$11.1
Net Asset Value Per Share
Institutional Class/Class R6	$12.88	$12.88
Shares Outstanding
Institutional Class/Class R6	862,040	862,040

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ADDITIONAL INFORMATION ABOUT THE FUNDS

The following table shows where in each Fund’s prospectus you can find additional information about the Fund.

Type of Information	Headings in Acquired Fund Prospectus	Headings in Acquiring Fund Prospectus
Investment objective and policies

Summary Section: Investment Objective/Summary of Principal Strategy/Summary of Principal Risks

Additional Information About the Funds’ Investment and Risks: Investment Objectives/Additional Information About the Funds’ Principal Investments and Risks [the Acquired Fund’s shares are offered in a combined prospectus that relates to the Fund and other series of the Company]

Fund summary: Investment objective, Principal investment strategies, Principal risks Fund details: Principal investment strategies/Principal risks of investing
Investment advisor	Management — Investment Adviser	Who’s who: Investment advisor, Subadvisor
Portfolio management	Management — Portfolio Managers	Who’s who: Subadvisor
Expenses	Fund Fees and Expenses	Fund summary: Fees and expenses
Purchase of shares	Shareholder Information: Purchase of Fund Shares	Your Account: Opening an account, Buying shares, Transaction policies, Additional investor services
Redemption of shares	Shareholder Information: Redemption of Fund Shares	Your account: Selling shares, Transaction policies
Dividends, distributions and taxes	Dividends and Distributions; More Information About Taxes	Your account: Dividends and account policies

BOARD EVALUATION AND RECOMMENDATION

For the reasons described above, the Company Board, including the Company Independent Directors, approved the Reorganization on behalf of the Acquired Fund. In particular, the Company Board determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the Acquired Fund’s shareholders would not be diluted as a result of the Reorganization.

The Directors of the Company unanimously recommend that shareholders of the Acquired Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

CONFLICTS OF INTEREST

The Reorganization is expected to benefit JHA and Robeco. JHA has engaged Robeco as the subadvisor for the Acquiring Fund. Therefore, JHA would benefit from the fees it receives from the Acquiring Fund and

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from the addition of a well-managed fund with strong historical performance to the John Hancock family of funds, while Robeco would benefit from the subadvisory fees it receives for managing the portfolio of the Acquiring Fund, and from John Hancock’s distribution capabilities in growing the Acquiring Fund.

JHA and Robeco have entered into an overall business arrangement under which Robeco has agreed not to offer investment management services to certain competitors of JHA for the investment strategies it manages for JHA, subject to further conditions, for a period of up to five years. None of the Company, the Trust, the Acquiring Fund or the Acquired Fund is a party to any of these arrangements, and they are not binding upon the Funds or their respective boards. In approving the Reorganization and the Agreement, the Company Board, including the Company Independent Directors, was aware of and considered these potential conflicts of interest, including any financial obligations of JHA to Robeco.

VOTING RIGHTS AND REQUIRED VOTE

Each whole share of the Acquired Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Approval of the proposal described above requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote on the proposal. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:

(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of the Acquired Fund.

For purposes of determining whether quorum requirements are met and the required votes are obtained, the following guidelines will apply.

Shares	Quorum	Voting
In General	All shares “present” in person or by proxy are counted towards a quorum.	Shares “present” at the meeting will be voted in person at the meeting. Shares “present” by proxy will be voted in accordance with instructions.
Proxy with no Voting Instruction (other than Broker Non-Vote)	Considered “present” at the meeting.	Voted “for” a proposal.
Broker Non-Vote (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the person entitled to vote, and the broker or nominee does not have discretionary voting power on the matter)	Considered “present” at the meeting.	Not voted. Same effect as a vote “against.”
Abstain	Considered “present” at the meeting.	Not voted. Same effect as a vote “against.”

If the required approval of shareholders is not obtained with respect to the proposal, the Acquired Fund will continue to engage in business as a separate mutual fund and the Company Board will consider what further action may be appropriate.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited: by telephone, by fax or in person by the Directors, officers and employees of the Company, on behalf of the Acquired Fund; by personnel of the Acquired Fund’s investment advisor, Robeco, and its transfer agent, BNY Mellon, or by broker-dealer firms. BNY Mellon has agreed to provide proxy solicitation services to the Acquired Fund at a cost of approximately $__________. JHA will pay all reasonable costs and expenses, including legal

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counsel fees and proxy solicitation costs, of Robeco, the Company, and the Acquired Fund incurred in connection with the Reorganization up to a maximum of $200,000.

Revoking Proxies

Each Acquired Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

▪	By filing a written notice of revocation with the Acquired Fund’s transfer agent, BNY Mellon, P.O. Box 9841, Providence, Rhode Island 02940-8041;

▪	By returning a duly executed proxy with a later date before the time of the meeting; or

▪	If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of the Acquired Fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of July 15, 2014 (the “record date”), the numbers of shares of common stock of the Acquired Fund outstanding were as follows:

Acquired Fund	Shares Outstanding
Institutional Class	[ ]

Only shareholders of record on the record date are entitled to receive notice of and to vote at the meeting. Pursuant to the Articles of Incorporation of the Company, one-third of the outstanding shares of the Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business

The Company Board knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Acquired Fund’s shares at the session of the meeting to be adjourned. Adjournment or postponements may occur in order to defer action on one or more proposals. The meeting may be adjourned up to 120 days after the original record date for the meeting without further notice other than an announcement at the meeting. If the meeting is adjourned to a date more than 120 days after the original record date upon at least 10 days’ notice, a new record date must be established for voting at such adjourned meeting, and any unrevoked proxies submitted by any stockholder of record as of the original record date, may be voted at the adjourned meeting and any subsequent adjourned meeting, provided that any adjourned meeting is not more than 120 days after the new record date. At any adjourned meeting at which a quorum is present, any action may be taken that could have been taken at the meeting originally called.

Telephone Voting

[In addition to soliciting proxies by mail, by fax, in person, or by e-mail, the Acquired Fund also may arrange to have votes recorded by telephone by officers and employees of the Acquired Fund or by

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personnel of Robeco or BNY Mellon. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. The Acquired Fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

▪	A shareholder will be called on a recorded line at the telephone number in the fund’s account records and will be asked to provide the shareholder’s social security number or other identifying information.

▪	The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.

▪	To ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

▪	A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

▪	If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.]

Internet Voting

[You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

▪	Read the proxy statement and have your proxy card(s) at hand.

▪	Go to the Web site on the proxy card.

▪	Enter the “control number” found on your proxy card.

▪	Follow the instructions on the Web site. Please call us at 800-224-6312 if you have any problems.

▪	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail, if chosen.]

Shareholders’ Proposals

The Funds are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their respective Funds must submit the proposal in writing, so that it is received by the Acquired Fund at 103 Bellevue Parkway, Wilmington, Delaware 19809, or the Acquiring Fund at 601 Congress Street, Boston, Massachusetts 02210, within a reasonable time before any meeting.

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OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of the Acquired Fund, as of [___], 2014, the following persons owned of record or beneficially 5% or more of the outstanding Institutional Class shares of common stock of the Acquired Fund:

Names and Addresses of Owners of More Than 5% of Shares	Percent Owned (Type of Ownership)

As of [___], 2014, there were no outstanding shares of the Acquiring Fund.

As of [___], 2014, the Board members and officers of each Fund owned in the aggregate less than 1% of the outstanding shares of their respective Funds.

EXPERTS

The financial statements and financial highlights of the Acquired Fund for the fiscal year ended August 31, 2013, and the six months ended February 28, 2014, are incorporated by reference into this proxy statement and prospectus. The financial statements and financial highlights for the fiscal year ended August 31, 2013, have been audited by the independent registered public accounting firm Ernst & Young LLP, as stated in its report, which is incorporated herein by reference. The financial statements and financial highlights for the fiscal year ended August 31, 2013, have been incorporated herein by reference in reliance on their report given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549, at the Northeast Regional Office (3 World Financial Center, New York, New York 10281) and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at http://www.sec.gov.

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of September 26, 2014, by and between The RBB Fund, Inc., a Maryland corporation (the “Company”), on behalf of its series, Robeco Boston Partners International Equity Fund (the “Acquired Fund”), and John Hancock Investment Trust, a Massachusetts business trust (the “Trust”), on behalf of its series, John Hancock Disciplined Value International Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds” or individually, each a “Fund”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all assets of the Acquired Fund attributable to its Institutional Class shares in exchange for the Acquiring Fund’s Class R6 shares (the “Merger Shares”), and the assumption by the Acquiring Fund of all known liabilities of the Acquired Fund and the distribution of the Merger Shares to the shareholders of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

Each of the Company and the Trust is duly organized and validly existing under, and in conformity with, the laws of jurisdiction of its organization, and has the power to own all of its assets and to carry out its obligations under this Agreement. Each of the Company and the Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Company or the Trust, as the case may be. Each of the Company and the Trust is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. The Acquired Fund and the Acquiring Fund are separate series of the Company and the Trust, respectively, duly established and designated in accordance with the applicable provisions of the Company’s Articles of Incorporation dated February 7, 1988, as amended and supplemented with respect to the Acquired Fund (the “Articles”), and the Trust’s Amended and Restated Declaration of Trust dated March 8, 2005, as may be amended (the “Declaration”), respectively, and the 1940 Act.

The Company’s Board of Directors and the Trust’s Board of Trustees: (i) have adopted and approved this Agreement and the transactions hereby contemplated; and (ii) have determined that participation therein is in the best interests of their respective Funds and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization (as defined below).

All covenants and obligations of a Fund contained herein shall be deemed to be covenants and obligations of the Company or the Trust, as the case may be, acting on behalf of that Fund, and all rights and benefits created hereunder in favor of a Fund shall inure to, and shall be enforceable by, the Company or the Trust, as the case may be, acting on behalf of that Fund.

In order to consummate the reorganization contemplated by this Agreement (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each party hereby agrees as follows:

1.                   Representations and Warranties of the Acquiring Fund.

The Trust, on behalf of the Acquiring Fund, represents and warrants to, and agrees with, the Acquired Fund that:

(a)                 The Acquiring Fund is a series of the Trust and, in conformity with the laws of The Commonwealth of Massachusetts, has the power to own all of its assets and to carry out its obligations under this Agreement. Each of the Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

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(b)                 The Acquiring Fund was formed for the purpose of effecting the Reorganization, has not engaged in any business prior to the Reorganization, and does not own any assets.

(c)                 The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise. As of the Valuation Time (as defined in Section 3(c), the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(d)                 The Trust, on behalf of the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Trust’s Board, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or similar laws relating to or affecting the rights or remedies of creditors’ generally; a party’s obligations of good faith, fair dealing, diligence, reasonableness, or due notice; equitable rights, remedies, or defenses; indemnifications from or against liability and -court decisions with respect thereto.

(e)                 There are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquiring Fund, threatened against the Trust or the Acquiring Fund which assert liability on the part of the Trust or the Acquiring Fund, or that materially affect the financial condition of the Trust or the Acquiring Fund or the Trust’s or the Acquiring Fund’s ability to consummate the Reorganization. Neither the Trust nor the Acquiring Fund is charged with or, to the best of their knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of their business.

(f)                  Neither the Trust nor the Acquiring Fund is obligated under any provision of the Declaration or the Trust’s By-laws dated June 28, 2005, as may be amended, and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquiring Fund and the Acquired Fund may mutually agree that the Acquiring Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(g)                 There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in sub-section (i) below) or that will not otherwise be disclosed to the Acquired Fund prior to the Valuation Time.

(h)                 No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(i)                   The registration statement on Form N-14 filed with the Securities and Exchange Commission (the “Commission”) by the Trust on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 6(b) herein (together with the documents incorporated therein by reference, the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date (as such term is defined in Section 7(a) herein), insofar as it relates to the Acquiring Fund:

(A)                did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

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(B)                does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the N-14 Registration Statement.

(j)                  All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. In regard to the statement that the outstanding shares will be nonassessable, it is noted that the Acquiring Fund is a “Massachusetts business trust” and under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. The Acquiring Fund does not have outstanding any security of one class that is convertible into any other class of the Acquiring Fund shares.

(k)                 The Merger Shares to be issued to the Acquired Fund pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class R6 shares of beneficial interest in the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof. In regard to the statement above that the Merger Shares will be nonassessable, it is noted that the Trust is a “Massachusetts business trust” and under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust.

(l)                   At or prior to the Closing Date, the Merger Shares to be transferred to the Acquired Fund for distribution to the shareholders of the Acquired Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquired Fund presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(m)               At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee and shareholder approvals necessary to issue the Merger Shares to the Acquired Fund.

2.                   Representations and Warranties of the Acquired Fund.

The Company, on behalf of the Acquired Fund, represents and warrants to, and agrees with, the Acquiring Fund that:

(a)                 The Acquired Fund is a series of the Company and, in conformity with the laws of the State of Maryland, has the power to own all of its assets and to carry out its obligations under this Agreement. Each of the Company and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)                 The Acquired Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” (“RIC”) within the meaning of Section 851 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Section 852 or Section 4982 of the Code.

(c)                 The Company, on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Company’s Board, and this Agreement constitutes a

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valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or similar laws relating to or affecting the rights or remedies of creditors’ generally; a party’s obligations of good faith, fair dealing, diligence, reasonableness, or due notice; equitable rights, remedies, or defenses; indemnifications from or against liability; and court decisions with respect thereto.

(d)                 The Acquiring Fund has been furnished with: (i) the annual report of the Acquired Fund for the fiscal year ended August 31, 2013, and the audited financial statements appearing therein, having been audited by Ernst & Young LLP, independent registered public accounting firm; and (b) the semiannual report of the Acquired Fund for the six months ended February 28, 2014, which in each case fairly presents the financial condition and result of operations of the Acquired Fund as of the date indicated, in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e)                 The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are shown as belonging to it on its statement of assets and liabilities as of February 28, 2014, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(f)                  There are no material legal, administrative or other proceedings pending or, to the knowledge of the Company or the Acquired Fund, threatened against the Company or the Acquired Fund that assert liability on the part of the Company or the Acquired Fund, or that materially affect the financial condition of the Company or the Acquired Fund or the Company’s or the Acquired Fund’s ability to consummate the Reorganization. Neither the Company nor the Acquired Fund is charged with or, to the best of their knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of their business.

(g)                 There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the N-14 Registration Statement or its registration statement on Form N-1A or that will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h)                 Neither the Company nor the Acquired Fund is obligated under any provision of the Articles or the Company’s By-laws dated August 16, 1988, as may be amended (the “Company By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquired Fund and the Acquiring Fund may mutually agree that the Acquired Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i)                   The Acquired Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(j)                  As used in this Agreement, the term “Acquired Fund Investments” shall mean: (i) the investments of the Acquired Fund shown on its schedule of investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Acquired Fund or liabilities incurred as of the Valuation Time that have been disclosed in writing to the Acquiring Fund. At the Valuation Time and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and

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deliver the Acquired Fund Investments. At the Closing Date, subject only to the obligation to deliver the Acquired Fund Investments as contemplated by this Agreement, the Acquired Fund will have good and marketable title to all of the Acquired Fund Investments, and the Acquiring Fund will acquire all of the Acquired Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Acquired Fund Investments or materially affect title thereto).

(k)                 No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(l)                   The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquired Fund:

(A)                did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and

(B)                does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(m)               All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund (“Acquired Fund Shares”). The Acquired Fund does not have outstanding any security of one class that is convertible into any other class of the Acquired Fund Shares.

(n)                 All of the issued and outstanding Acquired Fund Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(o)                 The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(p)                 The Acquired Fund will not sell or otherwise dispose of any of the Merger Shares to be received in the Reorganization, except in distribution to the shareholders of the Acquired Fund, as provided in Section 3 of this Agreement.

3.                   The Reorganization.

(a)                 Subject to the requisite approval of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Closing Date, all of the Acquired Fund Investments (including interest accrued as of the Valuation Time on debt instruments) and to assume all of the known liabilities of the Acquired Fund, in exchange for that number of Merger Shares provided for in Section 4. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Company will redeem its Acquired Fund Shares in exchange for all Merger Shares received by it and will distribute such Merger Shares to its shareholders. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in

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the amounts due the shareholders of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time.

(b)                 The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest the Acquired Fund receives on or after the Closing Date with respect to any of the Acquired Fund Investments transferred to the Acquiring Fund hereunder.

(c)                 The Valuation Time shall be 4:00 p.m., Eastern Time, on the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(d)                 Recourse for known liabilities assumed from the Acquired Fund by the Acquiring Fund in the Reorganization will be limited to the assets acquired by the Acquiring Fund. The known liabilities of the Acquired Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(e) of this Agreement.

(e)                 The Acquired Fund will cease operations and be terminated as a series of the Company following the Closing Date.

4.                   Valuation.

(a)                 On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value equal, in the case of Class R6 shares of the Acquiring Fund, to the value of the assets of the Acquired Fund attributable to Institutional Class Acquired Fund Shares, on such date less the value of the liabilities attributable to Institutional Class Acquired Fund Shares assumed by the Acquiring Fund on that date, determined as hereinafter provided in this Section 4.

(b)                 The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Acquired Fund Shares, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

(c)                 The net asset value of the Merger Shares shall be computed in the manner set forth in the Acquiring Fund Prospectus. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund’s assets and liabilities.

(d)                 No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(e)                 The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the share ledger records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.

(f)                  The Acquiring Fund shall assume all of the known liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and termination of the Acquired Fund or otherwise.

5.                   Payment of Expenses.

(a)                 Except as otherwise provided in this Section 5, John Hancock Advisers, LLC, and Robeco Investment Management, Inc., by countersigning this Agreement, agree that they will bear any and all costs and expenses of the Reorganization incurred by the Acquiring Fund and the Acquired Fund; provided, however, that the Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses (“Portfolio Expenses”) that it may incur in connection with the purchases or sale of portfolio securities; and provided, further, that, the Acquiring Fund will pay all governmental fees

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required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.

(b)                 Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

(c)                 Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a RIC.

6.                   Covenants of the Acquired Fund and the Acquiring Fund.

The Acquired Fund and the Acquiring Fund hereby covenant and agree with the other as follows:

(a)                 Each of the Acquired Fund and the Acquiring Fund will operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that with respect to the Acquired Fund, such ordinary course of business will include regular and customary periodic dividends and distributions, and with respect to the Acquiring Fund, it shall be limited to such actions as are customary to the organization of a new series prior to its commencement of operations.

(b)                 The Company, on behalf of the Acquired Fund, will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the Reorganization contemplated hereby.

(c)                 In connection with the Acquired Fund shareholders’ meeting referred to in sub-section (b) above, the Acquiring Fund will prepare the Prospectus/Proxy Statement for such meeting, to be included in the N-14 Registration Statement, which the Trust, on behalf of the Acquiring Fund, will prepare and file for registration under the 1933 Act of the Merger Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable. The Acquired Fund and the Acquiring Fund will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.

(d)                 The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the N-14 Registration Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

(e)                 The Trust, having filed a post-effective amendment to its Registration Statement on Form N-1A (the “Trust’s N-1A Registration Statement”) with the Commission registering the Acquiring Fund and its shares under the 1933 Act and 1940 Act, shall file any supplements and amendments as may be required. The Acquiring Fund shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and to register the Acquiring Fund’s shares with such state securities agencies as it may deem appropriate, in order to commence operations on the Closing Date.

(f)                  The Company shall, on behalf of the Acquired Fund:

(A)                following the consummation of the Reorganization, terminate the Acquired Fund in accordance with the laws of the State of Maryland, the Articles and the Company By-laws, the 1940 Act and any other applicable law;

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(B)                not make any distributions of any Merger Shares other than to the respective Acquired Fund shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any; and

(C)                on and after the Closing Date not conduct any business on behalf of the Acquired Fund except in connection with the termination of the Acquired Fund.

(g)                 Each of the Acquired Fund and the Acquiring Fund agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(h)                 The Acquiring Fund agrees to report the Reorganization as a reorganization qualifying under Section 368(a)(1)(F) of the Code, with the Acquiring Fund as the successor to the Acquired Fund. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code or is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of such Code section. At or prior to the Closing Date, the Company, the Trust, and the Funds will take such action, or cause such action to be taken, as is reasonably necessary to enable K&L Gates LLP, counsel to the Acquired Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to K&L Gates LLP).

(i)                   In connection with the covenant in subsection (g) above, each of the Acquired Fund and Acquiring Fund will cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund will retain for a period of nine (9) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for such Acquired Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.

7.                   Closing Date.

(a)                 Delivery of the assets of the Acquired Fund to be transferred, together with any other Acquired Fund Investments, assumption of the known liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued as provided in this Agreement shall be made at such place and time as the Acquired Fund and Acquiring Fund shall mutually agree, as of the close of business on September 26, 2014 or at such other time and date agreed to by the Acquired Fund and the Acquiring Fund, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.”

(b)                 To the extent that any Acquired Fund Investments, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Acquired Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c)                 The Acquired Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Acquired Fund Investments delivered to the Acquiring Fund hereunder.

(d)                 As soon as practicable after the close of business on the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the Closing Date and the number of Acquired Fund Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Acquired Fund or by its President.

8.                   Conditions of the Acquired Fund’s Obligations.

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The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

(a)                 That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Trust’s Board and that the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement adopted by the Trust’s Board certified by its Secretary.

(b)                 That the Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by the Acquiring Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(c)                 That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(d)                 That the Acquired Fund shall have received the opinion, in form satisfactory to the Company, of K&L Gates LLP, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund substantially in the form and to the effect that:

(A)                both the Acquiring Fund and the Trust are duly formed and validly existing under the laws of The Commonwealth of Massachusetts;

(B)                the Acquiring Fund is a separate series of the Trust, an open-end, management investment company registered under the 1940 Act;

(C)                this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Trust’s Board, and this Agreement has been duly executed and delivered by the Trust on behalf of the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

(D)                neither the execution or delivery by the Trust on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

(E)                the Merger Shares have been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid and nonassessable, except to the extent shareholders could under certain circumstances, in accordance with Massachusetts law, be held personally liable for the obligations of the Acquiring Fund; and

(F)                 to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the Acquiring Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of The Commonwealth of Massachusetts or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing that may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

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(e)                 That the Acquired Fund shall have obtained an opinion, in form satisfactory to the Company, from K&L Gates LLP dated as of the Closing Date, addressed to the Company, on behalf of the Acquired Fund, and based upon such representations of the parties as K&L Gates LLP may reasonably request, that the consummation of the Reorganization set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(f)                  That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization, and all documents incidental thereto shall be satisfactory in form and substance to the Company.

(g)                 That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, be contemplated by the Commission.

(h)                 That the Trust’s N-1A Registration Statement shall have become effective under the 1933 Act, and that no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, be contemplated by the Commission.

9.                   Conditions of the Acquiring Fund’s Obligations.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a)                 That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Company’s Board and by the affirmative vote of the holders of a majority of the outstanding Acquired Fund Shares (as defined in the Articles); and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Company’s Board, and a certificate setting forth the vote of the holders of the Acquired Fund Shares obtained, each certified by such Board’s Secretary.

(b)                 That the Acquired Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Acquired Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the date of the Acquired Fund’s most recent annual report or semiannual report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.

(c)                 That the Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by the Acquired Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d)                 That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)                 That the Acquiring Fund shall have received the opinion, in form satisfactory to the Trust, of Drinker Biddle & Reath LLP, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(A)                both the Acquired Fund and the Company are duly formed and validly existing under the laws of the State of Maryland;

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(B)                the Acquired Fund is a separate series of the Company, an open-end, management investment company registered under the 1940 Act;

(C)                this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Company’s Board, and this Agreement has been duly executed and delivered by the Company on behalf of the Acquired Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquired Fund;

(D)                neither the execution or delivery by the Company on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund of the Reorganization contemplated hereby violates any provision of any statute, or any published regulation or any judgment or order disclosed to counsel by the Acquired Fund as being applicable to the Acquired Fund; and

(E)                to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Company, on behalf of the Acquired Fund, of the Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the State of Maryland or any state in which the Acquired Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing that may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them. Such opinion may rely on an opinion of Venable LLP to the extent set forth in such opinion, in which case, Drinker Biddle & Reath LLP shall provide a copy of Venable LLP’s opinion to the Acquiring Fund.

(f)                  That the Acquiring Fund shall have obtained an opinion from K&L Gates LLP dated as of the Closing Date, addressed to the Trust, on behalf of the Acquiring Fund, and based upon such representations of the parties as K&L Gates LLP may reasonably request, that the consummation of the Reorganization set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g)                 That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Company or the Acquired Fund, be contemplated by the Commission.

(h)                 That the Trust’s N-1A Registration Statement shall have become effective under the 1933 Act, and that no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, be contemplated by the Commission.

(i)                   That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

(j)                  That all proceedings taken by the Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Trust.

10.                Termination, Postponement and Waivers.

(a)                 Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing Date, or the Closing Date may be postponed,

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(A)                by consent of the Boards of the Company and the Trust, acting on behalf of their respective Funds;

(B)                by the Company’s Board, on behalf of the Acquired Fund, if any condition of the Acquired Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board;

(C)                by the Trust’s Board, on behalf of the Acquiring Fund, if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board; or

(D)                by either party because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing.

(b)                 If the Reorganization contemplated by this Agreement has not been consummated by September 26, 2015, this Agreement automatically shall terminate on that date, unless a later date is agreed to by the Boards of the Company and the Trust, acting on behalf of their respective Funds.

(c)                 In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Acquired Fund, the Acquiring Fund or persons who are their Directors, Trustees, officers, agents or shareholders in respect of this Agreement.

(d)                 At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of the Company or the Trust, on behalf of whichever Fund is entitled to the benefit thereof, if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the respective Fund, on behalf of which such action is taken.

(e)                 The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and the Acquired Fund and the Acquiring Fund, and the officers, Directors, Trustees, agents or shareholders of such Funds shall not have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, Director, Trustee, agent or shareholder of either the Acquired Fund or the Acquiring Fund against any liability to the entity for which that officer, Director, Trustee, agent or shareholder so acts or to its shareholders, to which that officer, Director, Trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f)                  If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions that are determined by action of the Boards of the Company and the Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund unless such terms and conditions shall result in a change in the method of computing the number of Merger Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Acquired Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.                Indemnification.

(a)                 Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, Directors, Trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements,

A-12

deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b)                 The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain Indemnitor’s prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.                Other Matters.

(a)                 All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)                 All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to Robeco Boston Partners International Equity Fund, c/o The RBB Fund, Inc., Bellevue Park Corporate Center, 103 Bellevue Parkway, Wilmington, Delaware 19809, Attention: President, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to John Hancock Disciplined Value International Fund, c/o John Hancock Investment Trust, 601 Congress Street, Boston, Massachusetts 02210, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)                 This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts applicable to agreements made and to be performed in said state.

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(d)                 It is expressly agreed that the obligations of the Company, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, hereunder shall not be binding upon any of its respective Directors, Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the respective Fund’s property, as provided in the Articles or the Declaration, as the case may be. The execution and delivery of this Agreement has been authorized by the Board of the Company, on behalf of the Acquired Fund, and by the Board of the Trust, on behalf of the Acquiring Fund, and signed by authorized officers of each respective Fund, acting as such, and neither such authorization by such directors or trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Fund property on behalf of the relevant Fund as provided in the Articles or the Declaration, as the case may be.

(e)                 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

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IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

JOHN HANCOCK INVESTMENT TRUST,
on behalf of its John Hancock Disciplined Value International Fund

By:________________________________

Name: _____________________________

Title: ______________________________

Attest:

Name: _____________________________

Title: ______________________________

THE RBB FUND, INC.
on behalf of its Robeco Boston Partners International Equity Fund

By:________________________________

Name: _____________________________

Title: ______________________________

Attest:

Name: ______________________________

Title: _______________________________

Agreed and accepted as to Section 5 only:

JOHN HANCOCK ADVISERS, LLC,
on behalf of itself and its affiliates

By:________________________________

Name: ______________________________

Title: _______________________________

ROBECO INVESTMENT MANAGEMENT, INC.,
on behalf of itself and its affiliates

By:________________________________

Name: ______________________________

Title: _______________________________

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STATEMENT OF ADDITIONAL INFORMATION

August 4, 2014

Robeco Boston Partners International Equity FUND

(the “Acquired Fund,” a series of The RBB Fund, Inc.)

AND

JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND

(the “Acquiring Fund,” a series of John Hancock Investment Trust)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus (also dated August 4, 2014). This SAI provides additional information about the Acquired and the Acquiring Funds (the “Funds”). The Acquired Fund is a series of The RBB Fund, Inc., a Maryland corporation (the “Company”), and the Acquiring Fund is a series of John Hancock Investment Trust, a Massachusetts business trust (the “Trust”). Please retain this SAI for further reference.

This SAI is intended to supplement the information provided in a combined Proxy Statement and Prospectus dated August 4, 2014, relating to the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”) and in connection with the solicitation by the management of the Acquired Fund of proxies to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on September 17, 2014.

A copy of the Proxy Statement and Prospectus can be obtained free of charge by writing or telephoning:

BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9841
Providence, Rhode Island 02940-8041

1-800-224-6312

Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this SAI.

TABLE OF CONTENTS

1.	The SAI dated December 31, 2013, of the Company with respect to the Acquired Fund (the “Acquired Fund SAI”)

2.	The SAI dated June 26, 2014, of the Trust with respect to the Acquiring Fund (the “Acquiring Fund SAI”)

3.	The Annual Report of the Company for the fiscal year ended August 31, 2013, with respect to the Acquired Fund (the “Acquired Fund Annual Report”)

4.	The Semiannual Report of the Company for the six months ended February 28, 2014, with respect to the Acquired Fund (the “Acquired Fund Semiannual Report”)

5.	Pro Forma Financial Information

INFORMATION INCORPORATED BY REFERENCE

The Acquired Fund SAI is incorporated by reference to Post-Effective Amendment No. 160 to the Company’s registration statement on Form N-1A (File Nos. 33-20827 and 811-5518), as filed with the Securities and Exchange Commission (the “SEC”) on December 23, 2013 (Accession No. 0001104659-13-092016).

The Acquiring Fund SAI is incorporated by reference to Post-Effective Amendment No. 133 to the Trust’s registration statement on Form N-1A (File Nos. 002-10156 and 811-00560), as filed with the SEC on June 25, 2014 (Accession No. 0001133228-14-002058).

The Acquired Fund Annual Report is incorporated by reference to the Company’s report on Form N-CSR (File No. 811-5518), as filed with the SEC on November 8, 2013 (Accession No. 0001193125-13-434300).

The Acquired Fund Semiannual Report is incorporated by reference to the Company’s report on Form N-CSR (File No. 811-5518), as filed with the SEC on May 5, 2014 (Accession No. 0001193125-14-181424).

PRO FORMA FINANCIAL INFORMATION

The pro forma information provided herein should be read in conjunction with the annual report and semiannual report of the Company with respect to the Acquired Fund dated August 31, 2013, and February 28, 2014, respectively, each of which is on file with the SEC and is available at no charge.

The unaudited pro forma information set forth below for the twelve months ended February 28, 2014, is intended to present ratios and supplemental data as if the Reorganization of the Acquired Fund into the Acquiring Fund had been consummated at the beginning of that 12-month period, March 1, 2013. The Reorganization is intended to consolidate the Acquired Fund with a similar fund.

The Acquired Fund is advised by Robeco Investment Management, Inc. (“Robeco”). The Acquiring Fund is advised by John Hancock Advisers, LLC (“JHA”), and subadvised by Robeco. The Acquired Fund is a non-diversified series of the Company, and the Acquiring Fund is a non-diversified series of the Trust.

The purpose of the Reorganization is to combine two funds with identical investment objectives and principal investment policies. The combined fund offers economies of scale that may potentially lead to lower shareholder expenses and greater growth potential.

The Acquired Fund has one class of shares outstanding: Institutional Class shares, which are not subject to any distribution and service (Rule 12b-1) fees.

In connection with the Reorganization, Institutional Class shareholders of the Acquired Fund will receive Class R6 shares of the Acquiring Fund. Class R6 shares of the Acquiring Fund are not subject to any distribution and service (Rule 12b-1) fees.

The net assets of the Acquired Fund as of May 30, 2014, amounted to approximately $13.79 million. Since the Acquiring Fund had no assets as of May 30, 2014, the net assets of the combined fund as of that date would have been approximately $13.79 million.

Each Fund pays its investment adviser management fees equal to an annual percentage of its average daily net assets. The Acquired Fund pays Robeco annual advisory management fees equal to 0.90% of the Acquired Fund’s average daily net assets. The Acquiring Fund will pay JHA annual advisory management fees equal to a percentage of the Acquiring Fund’s average daily net assets, as shown in the following table.

The advisory fee breakpoints for the Acquiring Fund are:

First $250 million	0.900%
Excess over $250 million	0.875%

JHA will pay subadvisory fees to Robeco from its own assets and not from the Acquiring Fund’s assets.

Robeco has agreed to limit the “Net annual operating expenses” of the Acquired Fund’s Institutional Class shares to 0.95% of the average daily net assets attributable to Institutional Class shares through December 31, 2014.

2

JHA has contractually agreed to limit the “Net annual operating expenses” of the Acquiring Fund to 0.95% of that Fund’s average annual net assets, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Acquiring Fund’s business, class-specific expenses, acquired fund fees and expenses paid indirectly, and short dividend expense. JHA also has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the Acquiring Fund, including transfer agency fees and service fees, blue-sky fees, and printing and postage fees, to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares. Each of these expense limitation arrangements expires on February 29, 2016, unless renewed by mutual agreement of JHA and the Acquiring Fund based upon a determination that this is appropriate under the circumstances at that time.

The following table identifies the various service providers to the Funds, other than each Fund’s investment adviser and, with respect to the Acquiring Fund, the subadviser. Each of these service providers has entered into an agreement with the Company or the Trust, as the case may be, that governs the provision of services to the Funds.

	Acquired Fund	Acquiring Fund
Distributor	Foreside Funds Distributors LLC	John Hancock Funds, LLC
Transfer agent	BNY Mellon Investment Servicing (US) Inc.	John Hancock Signature Services, Inc.
Custodian	The Bank of New York Mellon	State Street Bank & Trust Company
Administrator	BNY Mellon Investment Servicing (US) Inc.	JHA
Independent registered public accounting firm	Ernst & Young LLP	PricewaterhouseCoopers LLP

On a pro forma basis, using estimated gross fees and expenses for the Acquiring Fund without reflecting the impact of JHA’s agreement to limit net annual operating expenses of the Acquiring Fund and Class R6-specific expenses until February 29, 2016, for the twelve months ended February 28, 2014, the proposed reorganization would have resulted in no change in management fees, and a decrease in other operating expenses (including custodian fees and audit fees) of approximately $104,800 for Class R6, resulting in a decrease of approximately 0.89% in the gross operating expense ratio for Class R6 shares relating to the combined fund’s expense ratios. If reduced annual operating expenses pursuant to JHA’s expense limitation were reflected, there would have been no increase in other operating expenses.

No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation of portfolio securities or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended.

The Reorganization is expected to be tax-free for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Fund or its shareholders, or by the Acquiring Fund, as a result of the Reorganization. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund will be the same as the aggregate tax basis that the shareholders of the Acquired Fund had with respect to their shares of the Acquired Fund immediately before the Reorganization, and the tax holding period of the Acquiring Fund shares received by such shareholders will include the holding period of their Acquired Fund shares. As of August 31, 2013, the Acquired Fund had no unused capital loss carryforwards.

JHA and Robeco will pay the costs incurred in connection with entering into and carrying out the provisions of the Agreement and Plan of Reorganization, whether or not the Reorganization occurs.

3

PART C

OTHER INFORMATION

Item 15. Indemnification

No change from the information set forth in Item 30 of the most recently filed amendment to the Registration Statement of John Hancock Investment Trust (“Registrant”) on Form N-1A under the 1933 Act and the 1940 Act (File Nos. 002-10156 and 811-00560) as filed with the Securities and Exchange Commission (the “SEC”) on June 25, 2014 (accession no. 0001133228-14-002060), which information is incorporated herein by reference.

Item 16. Exhibits

1(a)	Amended and Restated Declaration of Trust dated March 8, 2005. – previously filed as exhibit 99.(a) to post-effective amendment no. 98 filed on May 2, 2005, accession number 0001010521-05-000151.

1(a)(1)	Amendment dated June 24, 2005 to the Amended and Restated Declaration of Trust dated March 8, 2005 regarding change of address of principal place of business. – previously filed as exhibit 99.(a).1 to post-effective amendment no. 100 filed on February 14, 2007, accession number 0001010521-07-000179.

1(a)(2)	Amendment dated April 17, 2009 to the Amended and Restated Declaration of Trust dated March 8, 2005 regarding amendment and restatement of Section 8.4. – previously filed as exhibit 99.(a).7 to post-effective amendment no. 113 filed on December 17, 2009, accession number 0000950123-09-071584.

2(a)	Amended and Restated By-Laws dated March 8, 2005. – previously filed as exhibit 99.(b) to post-effective amendment no. 98 filed on May 2, 2005, accession number 0001010521-05-000151.

2(a)(1)	Amendment dated March 11, 2008 to the Amended and Restated By-Laws dated March 8, 2005. – previously filed as exhibit 99.(b).1 to post-effective amendment no. 111 filed on February 27, 2009, accession number 0000950135-09-001332.

2(a)(2)	Amendment dated June 9, 2009 to the Amended and Restated By-Laws dated March 8, 2005. – previously filed as exhibit 99.(b).2 to post-effective amendment no. 113 filed on December 17, 2009, accession number 0000950123-09-071584.

2(a)(3)	Amendment dated August 31, 2010 to the Amended and Restated By-Laws dated March 5, 2005. – previously filed as exhibit 99.(b).4 to post-effective amendment no. 115 filed on February 24, 2011, accession number 0000950123-11-017991.

3	Not Applicable.

4	Form of Agreement and Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus).

5	Included in Exhibits 1 and 2 hereto.

6(a)	Investment Management Contract dated December 22, 1994 (the “Investment Management Contract”) between the Registrant and John Hancock Advisers, LLC (formerly, John Hancock Advisers, Inc.). – previously filed as exhibit 99.(5).a to post-effective amendment no. 73 filed on May 10, 1995, accession number 0000950135-95-001122.

6(a)(1)	Amendment dated June 25, 2014 to Investment Management Contract relating to John Hancock Disciplined Value International Fund. – previously filed as exhibit 99.(d).6 to post-effective amendment no. 133 filed on June 25, 2014, accession number 0001133228-14-002058.

6(a)(2)	Form of Sub-Advisory Agreement dated as of June 25, 2014 between John Hancock Advisers, LLC and Robeco Investment Management, Inc. relating to John Hancock Disciplined Value International Fund. – previously filed as exhibit 99.(d).15 to post-effective amendment no. 133 filed on June 25, 2014, accession number 0001133228-14-002058.

7(a)	Distribution Agreement dated December 22, 1994 (“Distribution Agreement”) between John Hancock Broker Distribution Services, Inc. (currently known as John Hancock Funds, LLC) and the Registrant. – previously filed as exhibit 99.(e) to post-effective amendment no. 133 filed on June 25, 2014, accession number 0001133228-14-002058.

7(a)(1)	Amendment dated June 25, 2014 to Distribution Agreement between the Registrant and John Hancock Funds, LLC relating to John Hancock Disciplined Value International Fund. – previously filed as exhibit 99.(e).5 to post-effective amendment no. 133 filed on June 25, 2014, accession number 0001133228-14-002058.

8	Not Applicable.

9	Master Custodian Agreement dated September 10, 2008 among John Hancock Mutual Funds and State Street Bank and Trust Company. – previously filed as exhibit 99.(g).1 to post-effective amendment no. 111 filed on February 27, 2009, accession number 0000950135-09-001332.

10(a)	Rule 18f-3 Plan. Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 dated December 6, 2011, as amended as of June 26, 2013 (“18f-3 Plan”) for certain John Hancock Mutual Funds advised by John Hancock Advisers, LLC. – previously filed as exhibit 99.(n) to post-effective amendment no. 126 filed on February 26, 2014, accession number 0001133228-14-000824.

10(a)(1)	Amendment dated as of June 25, 2014 to 18f-3 Plan relating to John Hancock Disciplined Value International Fund. . – previously filed as exhibit 99.(n).3 to post-effective amendment no. 133 filed on June 25, 2014, accession number 0001133228-14-002058.

11	Opinion and Consent of K&L Gates LLP, regarding legality of issuance of shares and other matters – FILED HEREWITH.

12	Form of Opinion of K&L Gates LLP on tax matters – FILED HEREWITH.

13	Not Applicable.

14	Consent of Ernst & Young LLP – FILED HEREWITH.

15	Not Applicable.

16	Power of Attorney for all Trustees – FILED HEREWITH.

17	Form of Proxy Card – FILED HEREWITH.

Item 17. Undertakings

(a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant, John Hancock Investment Trust, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 3rd day of July 2014.

JOHN HANCOCK INVESTMENT TRUST
(Registrant)

By: /s/ Andrew G. Arnott

Andrew G. Arnott

President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Andrew G. Arnott	President	July 3, 2014
Andrew G. Arnott

/s/ Charles A. Rizzo	Chief Financial Officer	July 3, 2014
Charles A. Rizzo	(Principal Financial Officer and Principal Accounting Officer)

/s/ Charles L. Bardelis *	Trustee	July 3, 2014
Charles L. Bardelis

/s/ Craig Bromley *	Trustee	July 3, 2014
Craig Bromley

/s/ Peter S. Burgess *	Trustee	July 3, 2014
Peter S. Burgess

/s/ William H. Cunningham *	Trustee	July 3, 2014
William H. Cunningham

/s/ Grace K. Fey *	Trustee	July 3, 2014
Grace K. Fey

/s/ Theron S. Hoffman *	Trustee	July 3, 2014
Theron S. Hoffman

/s/ Deborah C. Jackson *	Trustee	July 3, 2014
Deborah C. Jackson

/s/ Hassell H. McClellan *	Trustee	July 3, 2014
Hassell H. McClellan

/s/ James M. Oates *	Trustee	July 3, 2014
James M. Oates

/s/ Steven R. Pruchansky *	Trustee	July 3, 2014
Steven R. Pruchansky

Signature	Title	Date

/s/ Gregory A. Russo *	Trustee	July 3, 2014
Gregory A. Russo

/s/ Warren A. Thomson *	Trustee	July 3, 2014
Warren A. Thomson

*By Power of Attorney
By: /s/ Nicholas J. Kolokithas
Nicholas J. Kolokithas		July 3, 2014
Attorney-in-Fact
*Pursuant to Power of Attorney filed herewith

JOHN HANCOCK INVESTMENT TRUST
Index To Exhibits

Exhibit Number	Description of Exhibit

4	Form of Agreement and Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus).
11	Opinion and Consent of K&L Gates LLP, regarding legality of issuance of shares and other matters.
12	Form of Opinion of K&L Gates LLP on tax matters.
14	Consent of Ernst & Young LLP.
16	Power of Attorney for all Trustees.
17	Form of Proxy Card.